EXHIBIT 99.2

Carnival Corporation & plc Announces Offering of Common Stock
MIAMI, March 31, 2020 /PRNewswire/ -- Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK), the world’s largest leisure travel company, today announced that Carnival Corporation (the “Corporation”) has commenced an underwritten public offering of $1.25 billion of shares of common stock of the Corporation. The Corporation intends to grant the underwriters an option to purchase up to $187.5 million of additional shares. The Corporation expects to use the net proceeds from the offering for general corporate purposes.
The Corporation also announced by separate press release that it has commenced private offerings to eligible purchasers of $3 billion aggregate principal amount of first-priority senior secured notes due 2023 and $1.75 billion aggregate principal amount of senior convertible notes due 2023 (or up to $2.0125 billion aggregate principal amount if the initial purchasers exercise in full their option to purchase additional convertible notes). Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy the senior secured notes or the convertible notes. None of the closings of the offerings of shares of common stock, senior secured notes or convertible notes is conditioned upon the closing of any of the other offerings or vice versa.
BofA Securities, Goldman Sachs & Co. LLC and J.P. Morgan are acting as joint book-running managers for the offering. A shelf registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (“SEC”) and has become effective. The offering may be made only by means of a prospectus supplement and an accompanying base prospectus. A preliminary prospectus supplement and accompanying base prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may be obtained from (1) BofA Securities, Inc., Attn: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, email: dg.prospectus_requests@bofa.com, (2) Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com and (3) J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or via telephone: 1-866-803-9204.
This press release does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

About Carnival Corporation & plc
Carnival Corporation & plc is the world's largest leisure travel company with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.
Cautionary Note Concerning Factors That May Affect Future Results
Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, outlooks, plans, goals and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.
Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:
• Net revenue yields	• Net cruise costs, excluding fuel per available lower berth day
• Booking levels	• Estimates of ship depreciable lives and residual values
• Pricing and occupancy	• Goodwill, ship and trademark fair values
• Interest, tax and fuel expenses	• Liquidity
• Currency exchange rates	• Adjusted earnings per share
Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, global financial markets and general economic conditions as well as the following:
•
COVID-19 has had, and will continue to have, a materially adverse impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund any resulting shortfalls in cash from operations.  The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), will continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises
•
Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage

•
Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage

•
Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect

•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests
The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.
Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

SOURCE Carnival Corporation & plc
Roger Frizzell, Carnival Corporation, rfrizzell@carnival.com, (305) 406-7862; Mike Flanagan, LDWW, mike@ldwwgroup.com, (727) 452-4538